Exhibit 10.5

Supplemental Indenture No. 1

to

Indenture

dated as of November 26, 2010

between

LVII 2010-R1, as Issuer

and

Deutsche Bank National Trust Company, as Indenture Trustee

Supplemental Indenture No. 1 (this “Amendment”), dated as of May 17, 2011, which shall be its effective date (“Effective Date”), between LVII 2010-R1, as issuer (the “Issuer”) and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”) in connection with the Indenture, dated as of November 26, 2010 (the “Indenture”), between the Issuer and the Indenture Trustee. Capitalized terms not defined herein have the meanings assigned to them in the Indenture.

1.             This Amendment is effected pursuant to Section 8.02(1) of the Indenture.

2.             The definition of Accrual Period in Section 1.01 of the Indenture is hereby deleted and replaced with the following:

“Accrual Period”: With respect to each Payment Date and each Class of Notes, the period from the previous Payment Date (or, in the case of the first Accrual Period, from the Closing Date) to the day prior to the current Payment Date. All payments of interest on the Notes for any Payment Date shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Notwithstanding the foregoing, each Accrual Period shall be deemed to consist of 30 days; provided that, the Accrual Period for the first Payment Date after the Closing Date shall be deemed to be five days; provided further, that the Accrual Period for the second Payment Date after the Closing Date shall be deemed to be 26 days; and provided further that, the Accrual Period for the first Payment Date after the Supplemental Deposit Date shall be deemed to be ten days.

3.             The definition of Initial Reserve Account Balance is hereby added to Section 1.01 of the Indenture:

“Initial Reserve Account Balance”: $1,438,746.07.

4.                                       The definition of Payment Date is hereby deleted and replaced with the following:

“Payment Date”: Payments on the Securities shall be made (i) on any date during which the Notes are outstanding, the second Business Day immediately following the Underlying Distribution Date, and (ii) after the Note Balance on the Notes has been reduced to zero, the same day as the Underlying Distribution Date.

5.             The definition of Scheduled Interest Payment Amount is hereby deleted and replaced with the following:

“Scheduled Interest Payment Amount”: With respect to any Payment Date, as set forth in the chart below.

		Scheduled Interest
Payment Date	Note Balance ($)	Payment Amount ($)
May 27, 2011	9,680,555.55	28,472.22
June 27, 2011	9,111,111.10	80,671.30
July 27, 2011	8,541,666.65	75,925.93
August 27, 2011	7,972,222.20	71,180.56
September 27, 2011	7,402,777.75	66,435.18
October 27, 2011	6,833,333.30	61,689.81
November 27, 2011	6,263,888.85	56,944.44
December 27, 2011	5,694,444.40	52,199.07
January 27, 2012	5,124,999.95	47,453.70
February 27, 2012	4,555,555.50	42,708.33
March 27, 2012	3,986,111.05	37,962.96
April 27, 2012	3,416,666.60	33,217.59
May 27, 2012	2,847,222.15	28,472.22
June 27, 2012	2,277,777.70	23,726.85
July 27, 2012	1,708,333.25	18,981.48
August 27, 2012	1,138,888.80	14,236.11
September 27, 2012	569,444.35	9,490.74
October 27, 2012	0.00	4,745.37

6.             The definition of Scheduled Principal Payment Amount is hereby deleted and replaced with the following:

“Scheduled Principal Payment Amount”: With respect to any Payment Date, as set forth in the chart below.

		Scheduled
		Principal
		Payment
Payment Date	Note Balance ($)	Amount ($)
Supplemental Deposit Date	10,250,000.00
May 27, 2011	9,680,555.55	569,444.45
June 27, 2011	9,111,111.10	569,444.45
July 27, 2011	8,541,666.65	569,444.45
August 27, 2011	7,972,222.20	569,444.45
September 27, 2011	7,402,777.75	569,444.45
October 27, 2011	6,833,333.30	569,444.45
November 27, 2011	6,263,888.85	569,444.45
December 27, 2011	5,694,444.40	569,444.45
January 27, 2012	5,124,999.95	569,444.45
February 27, 2012	4,555,555.50	569,444.45
March 27, 2012	3,986,111.05	569,444.45
April 27, 2012	3,416,666.60	569,444.45
May 27, 2012	2,847,222.15	569,444.45
June 27, 2012	2,277,777.70	569,444.45
July 27, 2012	1,708,333.25	569,444.45
August 27, 2012	1,138,888.80	569,444.45
September 27, 2012	569,444.35	569,444.45
October 27, 2012	0.00	569,444.35

7.             The definition of Supplemental Deposit Date is hereby added to Section 1.01 of the Indenture:

“Supplemental Deposit Date”: May 17, 2011.

8.             Section 2.03(a) of the Indenture is hereby deleted and replaced with the following:

The Aggregate Note Balance of the Class A Notes that may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.04 and 2.05 below) is $10,250,000. The Final Maturity Date for the Notes is the Payment Date in October 2012.

9.             Section 2.15(a) of the Indenture is hereby deleted and replaced with the following:

No later than the Closing Date, the Indenture Trustee shall establish and maintain with itself a separate, segregated trust account titled, “Reserve Account, Deutsche Bank National Trust Company, as Indenture Trustee, in trust for the Indenture Trustee, the Owner Trustee and the Noteholders of LVII 2010-R1, Resecuritization Trust Securities, Series 2010-R1”. Upon written instruction by the Depositor, amounts on deposit in the Reserve Account shall be invested and reinvested in Permitted Investments, for the benefit of the Reserve Account. If such amounts are invested in Permitted Investments, any and all investment earnings from any such Permitted Investments shall be for the benefit of the Trust, and the risk of loss of moneys on deposit in the Note Account resulting from such investments shall be borne by the Trust. The Indenture Trustee shall not be liable for the selection of investments that are Permitted Investments or for investment losses incurred thereon and shall have no obligation to invest any funds held in any accounts under the Indenture in the absence of timely written direction. On the Supplemental Deposit Date, the Indenture Trustee shall pay $200,000 from the Reserve Fund to the holders of the Owner Trust Certificates and subsequent to such payment, the amount in the Reserve Fund shall equal the Initial Reserve Account Balance.

10.           Section 2.16 is here added to the Indenture:

Section 2.16.          Supplemental Deposit Date.

On the Supplemental Deposit Date, any proceeds to which the Issuer is entitled shall be paid directly to the holder of the Owner Trust Certificates on behalf of the Issuer. These proceeds will be deemed to have been included in the Trust and used in connection with the cancellation of the existing Note and the issuance of a new Note.

11.           Exhibit A of the Exhibits to the Indenture is hereby deleted in its entirety and replaced with the following:

EXHIBIT A

FORM OF NOTE

LVII 2010-R1

CLASS A NOTES

RESECURITIZATION TRUST NOTES, SERIES 2010-R1

Note Rate: 10.00% per annum	Aggregate Note Balance as of the Supplemental Deposit Date: $10,250,000

Date of Indenture: As of November 26, 2010	Initial Note Balance of this Note as of the Supplemental Deposit Date: $[ ]

First Payment Date: May 27, 2011	Final Maturity Date: October 2012

Indenture Trustee: Deutsche Bank National Trust Company	CUSIP: 31681P AB1

Issuer: LVII 2010-R1	Owner Trustee: Wilmington Savings Fund Society, FSB

Note No. 1

THIS NOTE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, PLEDGE, TRANSFER OR OTHER DISPOSITION OF THIS NOTE OR ANY INTEREST HEREIN WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND WHICH IS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 2.04 OF THE INDENTURE REFERRED TO HEREIN.

NO TRANSFER OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT (“PLAN”) THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS NOTE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT.

THIS NOTE REPRESENTS A NON-RECOURSE OBLIGATION OF THE ISSUER AND WILL BE PAID SOLELY FROM THE COLLATERAL SECURING THIS NOTE. NEITHER THIS NOTE NOR THE COLLATERAL THEREFOR IS INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY ANY OTHER PERSON.

PAYMENTS IN REDUCTION OF THE NOTE BALANCE OF THIS NOTE MAY BE MADE MONTHLY AS SET FORTH IN THE INDENTURE REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE BALANCE HEREOF AT ANY TIME MAYBE LESS THAN THE AMOUNT SHOWN ABOVE.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

This certifies that Cede & Co. is the registered owner (the “Holder”) of this Note which is one of the Notes (collectively, the “Notes”) issued by the Issuer referred to above pursuant to the Indenture, dated as of November 26, 2010, as amended by the Supplemental Indenture No. 1, dated as of May 17, 2011 (together, the “Indenture”), each among the Issuer referred to above and the Indenture Trustee referred to above, on behalf of the holders of the Notes (the “Noteholders”), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, capitalized terms used herein have the respective meanings assigned in the Indenture. This Note is issued under and is subject to the terms, provisions and conditions of the Indenture, to which Indenture the Holder of this Note by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to the terms of the Indenture, payments on the Notes shall be made (1) on any date during which the Notes are outstanding, the second Business Day immediately following the Underlying Distribution Date, and (ii) after the Note Balance on the Notes has been reduced to zero, the same day as the Underlying Distribution Date. All payments made under the Indenture on this Note will be made by the Indenture Trustee by check mailed on or before the Payment Date to the Person entitled thereto at such Person’s address appearing on the Note Register, by wire transfer to such account as such Noteholder shall designate by written instruction received by the Indenture Trustee not later than five business days prior to the Record Date related to the applicable Payment Date). Notwithstanding the foregoing, the final payment on this Note will be made in like manner, but only upon presentation and surrender of this Note at the offices of the Indenture Trustee. Notwithstanding anything herein to the contrary, no payments will be made with respect to a Note that has previously been surrendered as contemplated by the preceding sentence or, with limited exception, that should have been surrendered as contemplated by the preceding sentence.

The Notes are limited in right of payment to certain distributions on the Underlying Certificates, all as more specifically set forth herein and in the Indenture. As provided in the Indenture, withdrawals from the Note Account may be made from time to time for purposes other than, and, in certain cases, prior to, payments to Noteholders, such purposes including the reimbursement of certain expenses incurred by the Indenture Trustee under the Indenture.

Any payment to the Holder of this Note in reduction of the Note Balance hereof is binding on such Holder and all future Holders of this Note and any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such payment is made upon this Note.

The Notes are issuable in fully registered form only without coupons in minimum denominations specified in the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for new Notes in authorized denominations evidencing the same aggregate Note Balance, as requested by the Holder surrendering the same.

No transfer, sale, pledge or other disposition of this Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) a certificate from the Noteholder desiring to effect such transfer substantially in the form attached as Exhibit C-1 to the Indenture and a certificate from such Noteholder’s prospective transferee in the form attached as Exhibit C-2 to the Indenture (which in the case of the Book-Entry Notes, the Noteholder and the Noteholder’s prospective transferee will be deemed to have represented such certification) to the effect that, among other things, the transfer is being made to a transferee that is a QIB in accordance with Rule 144A. None of the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Administrators or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest therein without registration or qualification. Any Noteholder desiring to effect a transfer of this Note or interest therein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Administrators and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Note or any interest herein to a Plan subject to ERISA or Section 4975 of the Code, any Person acting directly or indirectly, on behalf of any such Plan or any Person using Plan Assets to acquire this Note shall be made.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the offices of the Note Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes in authorized denominations evidencing the same aggregate Note Balance will be issued to the designated transferee or transferees.

No service charge will be imposed for any registration of transfer or exchange of this Note, but the Owner Trustee, the Indenture Trustee or the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note.

The Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Note Registrar and any agent thereof may treat the Person in whose name this Note is registered as the owner hereof for all purposes, and none of the Depositor, the Issuer, the Owner Trustee, the Indenture Trustee, the Note Registrar or any such agent shall be affected by notice to the contrary.

The Indenture will be discharged (except with respect to certain continuing rights specified in the Indenture) (a)(l) upon the delivery to the Note Registrar for cancellation of all of the Notes other than Notes which have been mutilated, lost or stolen and have been replaced or paid and Notes for which money has been deposited in trust for the full payment thereof (and thereafter repaid to the Issuer and discharged from such trust) as provided in the Indenture or (2) at such time as all Notes not previously canceled by the Note Registrar have become, or, on the next Payment Date, will become, due and payable and the Issuer shall have deposited with the Indenture Trustee an amount sufficient to repay all of the Notes and (b) the Issuer shall have paid all other amounts payable under the Indenture.

Modifications of and amendments to the Indenture may be made by the Owner Trustee on behalf of the Issuer and the Indenture Trustee with the consent of the Noteholders of not less than 66-2/3% in aggregate Note Balance (not including any Notes known by the Indenture Trustee to be held by the Issuer or any affiliates thereof); provided that no such modification or amendment may, without the consent of the Noteholder of each outstanding Note affected thereby, among other things, (i) change the Final Maturity Date or the Payment Date of any principal, interest or other amount on any Note, or reduce the Note Balance thereof or the Note Rate thereon, or authorize the Indenture Trustee to agree to delay the timing of, or reduce the payments to be made on, the Underlying Certificates except as provided herein, or change the coin or currency in which the principal of any Note or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Final Maturity Date thereof; (ii) reduce the percentage of the then Aggregate Note Balance of the Outstanding Notes, the consent of whose Noteholders is required for any such supplemental indenture, or the consent of whose Noteholders is required for any waiver of defaults hereunder and their consequences provided for in this Indenture, or for any other reason under this Indenture (including for actions taken by the Indenture Trustee pursuant to Section 5.01 (a) of the Indenture); (iii) change any obligation of the Issuer to maintain an office or agency in the places and for the purposes specified in Section 9.01 of the Indenture; (iv) except as otherwise expressly provided in this Indenture, deprive any Noteholder of the benefit of a first priority security interest in the Trust Estate as provided in this Indenture; (v) modify Section 2.09 or Section 9.06 of the Indenture; or (vi) release from the lien of the Indenture (except as specifically permitted hereby on the date of execution hereof) all or any part of any Trust Estate.

Unless the certificate of authentication hereon has been executed by the Note Registrar, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid for any purpose.

The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Estate (to the extent of its rights therein) for payments hereunder.

This Note shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee.

Dated: May , 2011

LVII 2010-R1

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely in its capacity as Owner Trustee

By:
Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

Dated: May , 2011

DEUTSCHE BANK NATIONAL TRUST COMPANY
as Note Registrar

By:
Authorized Officer

12.           Conditions Precedent to this Amendment. The following conditions precedent to the effectiveness of this Amendment have been fulfilled:

(a)           This Amendment shall also constitute the Issuer Request therefor required by Section 5.01 of the Indenture, the receipt of which is hereby acknowledged by the Indenture Trustee, and the Issuer reaffirms its representations in Section 9.04(a) with respect to the new Notes being issued pursuant to this Amendment.

(b)           This Amendment shall also constitute the written instruction from the Certificateholders required by Section 4.03 (a) of the Trust Agreement, the receipt of which is hereby acknowledged by the Owner Trustee.

(c)           The opinions of counsel required by Section 8.04 of the Indenture have been received by the Indenture Trustee.

(d)           On or prior to the Supplemental Deposit Date, the existing Class A Note, dated November 26, 2010 (CUSIP 31681P AA3) has been delivered to the Note Registrar and cancelled by the Note Registrar pursuant to Section 2.12 of the Indenture.

13.           This Amendment is subject to the terms of the indenture as modified and supplemented herein. The indenture continues in full force and effect as modified herein and provided therein.

14.           The statements contained in this Amendment are to be taken as that of the Issuer and the Initial Purchaser, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of the Indenture Trustee’s obligations hereunder) and in entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Indenture Trustee.

15.           It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB, not individually or personally, but solely as Owner Trustee of LVII 2010-R1, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Savings Fund Society, FSB but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Savings Fund Society, FSB, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Savings Fund Society, FSB be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

The undersigned have executed this Amendment as of the date hereof.

LVII 2010-R1,

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Raye D. Goldsborough
Name:	Raye D. Goldsborough
Title:	Assistant Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Karlene Benvenuto
Name:	Karlene Benvenuto
Title:	Authorized Signer

By:	/s/ Mei Nghia
Name:	Mei Nghia
Title:	Authorized Signer

CERTIFICATION AND CONSENT

The undersigned, Impac Mortgage Holdings, Inc. and Guggenheim Securities, LLC, as 100% Certificateholder and as Noteholder of 100% of the beneficial interest in the Aggregate Note Balance of the Outstanding Notes, respectively, each hereby represents and warrants that prior to the Effective Date and as of the Effective Date (i) it is the sole Certificateholder or sole Noteholder, as applicable, of the Notes or Certificates, as applicable, described below, (ii) it is duly authorized to deliver this Certification and Consent to the Indenture Trustee, (iii) that such power has not been granted or assigned to any other Person, (iv) each of them consents to the entering into this Amendment by the Issuer and Indenture Trustee and hereby directs the Issuer and the Indenture Trustee to execute and deliver this Amendment, and (v) the Indenture Trustee may conclusively rely upon this Certification and Consent for all such purposes.

IMPAC MORTGAGE HOLDINGS, INC.,
as 100% Certificateholder

By:	/s/ [ILLEGIBLE]
Name:
Title:

GUGGENHEIM SECURITIES, LLC,

as Noteholder of 100% of the beneficial interest in the Aggregate Note Balance of the Outstanding Notes (including the existing Note and the new Note)

By:	/s/ Kevin Richmond
Name:	Kevin Richmond
Title:	Vice President